UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 24, 2015

                                 T-REX OIL, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)

         Colorado                       000-51425               98-0422451
----------------------------      ----------------------   --------------------
(State or other jurisdiction     (Commission File Number)  (IRS Employer Identi-
of  incorporation)                                             fication No.)


                  520 Zang St., Suite 250, Broomfield, CO 80021
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (720) 502-4483
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              (Registrant's Telephone Number, Including Area Code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


Item 1.01 Entry into a Material Definitive Agreement

On February 24, 2015, the Company entered into a Share Exchange Agreement by and among T-Rex Oil, Inc. ("TRO"), a Colorado Corporation, and Western Interior Oil & Gas Corp. ("WIOG"), a Wyoming corporation, and the Shareholders of Western Interior Oil & Gas Corp. ("WIOG Shareholders").

Under the Agreement, the WIOG common shares shall be exchanged for common shares of TRO, pursuant to the Schedule 1.01. WIOG common shares shall be conveyed to TRO by Acquiree's shareholders, in consideration for 9,000,000 of the TRO Common Shares, to be issued in consideration therefore in accordance with Section 1.01 constituting 48% (fully diluted) of the total outstanding shares of TRO on the date of closing, computed post closing.

A condition to the Share Exchange is satisfactory due diligence by TRO of title and corporate records of WIOG and delivery of Exchange Agreements by all WIOG Shareholders.

WIOG has producing and developmental oil and gas properties in the Bighorn, Wind River, Hanna and Washakie Basins of Wyoming. They include about 16,000 gross acres currently producing over 50 net barrels of oil per day and numerous developmental drilling locations.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Changes in Control of Registrant

If the Share Exchange Agreement described in Item 1.01 hereinabove is completed, it will result in a change of control whereby 48% (9,000,000 shares) (fully diluted) issued and outstanding shares of common stock will be issued to the shareholders of WIOG. WIOG will have the right to nominate one person on the Board of TRO whom the TRO Board shall appoint. This person has not yet been designated.


                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

 (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of
Item 601of Regulation S-K.


Exhibit No.                Description

10.1                       Share Exchange Agreement





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       T-REX OIL, INC.


                                       By: /s/ Donald Walford
                                           -------------------------------------
                                           Donald Walford
                                           Chief Executive Officer



Date: February 25, 2015






















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